                                                                    Exhibit 99.5


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE



                                  MAY 17, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

        BNB COLLATERAL INFORMATION
DEAL NAME:                                                 MLMI 2005-WMC2
BLOOMBERG TICKER:                                          MLMI 2005-WMC2
ASSET CLASS:
ISSUER:
TRUSTEE:

LEAD MANAGER(S)                                                  ML

ISSUE DATE:

ORIGINATORS        % NAME
         1                              WMC (100.00%)
         2
         3
MASTER SERVICER
         1                           Wilshire (100.00%)
         2

                                    PRINCIPAL                      WA LOAN          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

   FICO :         # LOANS           BALANCE $             %       BALANCE $          WAC     WA AVE FICO     WA %LTV         % DTI
   ------         -------         --------------        ------    ----------         -----   -----------     --------        ------
NA
BELOW 500             4               473,487.58          0.06    118,371.90         8.108     500.000         76.138        37.336
500 TO 520           70            12,676,311.80          1.62    181,090.17         8.115     511.458         78.843        40.803
520 TO 540           89            14,726,490.99          1.89    165,466.19         7.940     528.715         77.250        41.336
540 TO 560          139            24,632,133.22          3.16    177,209.59         7.595     551.944         79.728        40.615
560 TO 580          158            29,870,494.79          3.83    189,053.76         7.464     571.635         81.808        40.456
580 TO 600          466            70,444,661.62          9.03    151,168.80         7.261     589.763         82.505        41.118
600 TO 620          655           109,125,180.26         13.98    166,603.33         7.056     611.000         82.560        40.293
620 TO 640          649           114,087,840.84         14.62    175,790.20         7.135     630.310         83.844        40.210
640 TO 660          669           117,753,171.87         15.09    176,013.71         7.014     649.835         83.524        41.212
660 TO 680          504            89,558,633.81         11.48    177,695.70         6.877     669.998         82.653        41.432
680 TO 700          371            68,324,264.84          8.75    184,162.44         6.862     690.195         83.227        40.677
700 TO 750          519           103,111,710.69         13.21    198,673.82         6.772     721.235         83.905        39.784
750 PLUS            139            25,649,396.23          3.29    184,528.03         6.608     771.457         82.624        38.013
                   ----           --------------        ------    ----------         -----     -------         ------        ------
TOTAL              4432           780,433,778.54        100.00    184,528.03         7.057     644.699         82.855        40.559
                   ====           ==============        ======    ==========         =====     =======         ======        ======
FICO MEAN:          645                                MEDIAN:           640      STD DEV:       55.13
                   ----                                           ----------                   -------


                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

   FICO :           NON - PRIM   NON SF/PUD   REFI CACHOUT    MI COVERED    NINA/NO DOC        IO
   ------           ----------   ----------   ------------    ----------    -----------        --
NA
BELOW 500                0.000        0.000        49.938          0.000         0.000         0.000
500 TO 520               0.000        8.869        87.233          0.000         0.000         0.000
520 TO 540               2.605        6.914        75.379          0.000         0.000         0.000
540 TO 560               0.484        8.470        78.118          0.000         0.000         4.626
560 TO 580               5.817       18.407        67.756          0.000         0.000         4.866
580 TO 600               3.883       13.202        49.350          0.000         0.000        21.888
600 TO 620               2.902       12.264        46.743          0.000         0.000        29.232
620 TO 640               2.916       15.950        46.123          0.000         0.000        31.584
640 TO 660               5.323       16.208        42.753          0.000         0.000        34.958
660 TO 680               5.365       17.253        33.556          0.000         0.000        35.554
680 TO 700               8.790       20.603        28.855          0.000         0.000        34.883
700 TO 750               7.806       22.427        25.305          0.000         0.000        42.316
750 PLUS                12.821       21.075        17.544          0.000         0.000        44.118
                        ------       ------        ------          -----         -----        ------
TOTAL                    5.111       16.369        42.409          0.000         0.000        30.462
                         =====       ======        ======          =====         =====        ======
FICO MEAN:

                                                                  WA LOAN           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

   LTV :            # LOANS         BALANCE $            %        BALANCE $         WAC      WA AVE FICO     WA %LTV        % DTI
   -----            ---------     -------------         ------    ----------       -------      -------      --------      -------
BELOW 50                48          7,606,045.13          0.97    158,459.27         6.607       633.191       40.034        37.019
50 TO 55                30          4,577,591.77          0.59    152,586.39         6.896       606.680       52.765        38.404
55 TO 60                39          7,326,263.30          0.94    187,852.91         7.105       581.734       57.961        38.513
60 TO 65                55         10,105,042.16          1.29    183,728.04         6.463       631.083       63.000        39.814
65 TO 70                94         23,288,965.40          2.98    247,754.95         6.679       620.947       68.721        38.784
70 TO 75               144         37,903,201.91          4.86    263,216.68         6.681       625.354       73.719        39.803
75 YO 80              1738        410,312,124.68         52.57    236,082.93         6.510       655.283       79.902        40.721
80 YO 85               244         55,184,546.36          7.07    226,166.17         6.997       608.098       84.358        41.030
85 YO 90               378         84,677,854.41         10.85    224,015.49         7.051       631.061       89.523        40.127
90 TO 95               304         55,834,324.84          7.15    183,665.54         7.611       635.218       94.627        41.348
95 TO 100               54          3,862,720.41          0.49     71,531.86         9.103       649.211       98.589        38.355
100 PLUS              1304         79,755,098.17         10.22     61,161.89         9.844       663.395      100.000        41.032
                     -----        --------------        ------    ----------         -----       -------      -------        ------
TOTAL                 4432        780,433,778.54        100.00    176,090.65         7.057       644.699       82.855        40.559
                     =====        ==============        ======    ==========         =====       =======      =======        ======
LTV MEAN:            82.85                              MEDIAN         84.58       STD DEV         11.82
                     -----                                        ----------                     -------

                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

   LTV :            NON - PRIM    NON SF/PUD   REFI CACHOUT    MI COVERED    NINA/NO DOC        IO
   -----            ----------    ----------   ------------    ----------    -----------      ------
BELOW 50                 5.303        9.895        82.134          0.000         0.000         2.656
50 TO 55                 1.852       12.924       100.000          0.000         0.000         6.991
55 TO 60                 3.814       14.625        93.275          0.000         0.000         8.708
60 TO 65                16.210       10.879        80.547          0.000         0.000        14.051
65 TO 70                17.791       20.722        75.896          0.000         0.000        19.072
70 TO 75                 2.567       23.948        78.669          0.000         0.000        25.433
75 YO 80                 3.505       16.225        27.183          0.000         0.000        40.696
80 YO 85                 7.172       17.746        77.322          0.000         0.000        23.867
85 YO 90                 8.734       15.956        65.862          0.000         0.000        29.239
90 TO 95                 8.292       15.613        55.579          0.000         0.000        28.400
95 TO 100                0.000       13.946        48.522          0.000         0.000         7.896
100 PLUS                 2.508       14.042        18.555          0.000         0.000         0.000
                        ------       ------        ------          -----         -----        ------
TOTAL                    5.111       16.369        42.409          0.000         0.000        30.462
                        ======       ======        ======          =====         =====        ======
LTV MEAN:

                                                              WA LOAN            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

   DTI :          # LOANS       BALANCE $             %      BALANCE $          WAC      WA AVE FICO     WA %LTV        % DTI
--------          -------    -------------         ------    ----------       -------    -----------     -------       -------
BELOW 20             141      22,244,344.61          2.85    157,761.31         6.918       637.266       81.713        15.854
20 TO 25             171      26,794,504.81          3.43    156,693.01         6.849       648.733       81.813        23.270
25 TO 30             310      47,011,927.45          6.02    151,651.38         7.035       639.009       82.297        28.178
30 TO 35             526      92,917,313.56         11.91    176,648.89         6.993       654.534       82.596        33.148
35 TO 40             802     144,519,127.70         18.52    180,198.41         7.036       643.714       82.663        38.205
40 TO 45            1087     195,060,303.36         24.99    179,448.30         7.038       649.041       82.617        43.203
45 TO 50            1094     201,236,166.55         25.79    183,945.31         7.158       642.469       83.335        47.887
50 TO 55             265      45,648,061.17          5.85    172,256.83         7.075       627.961       84.078        52.560
55 TO 60              36       5,002,029.33          0.64    138,945.26         7.286       628.582       87.856        57.584
60 PLUS
                   -----     --------------        ------    ----------       -------       -------       ------        ------
TOTAL               4432     780,433,778.54        100.00    176,090.65         7.057       644.699       82.855        40.559
                   =====     ==============        ======    ==========       =======       =======       ======        ======
DTI MEAN:          40.56                           MEDIAN         42.00       STD DEV          8.80
                   -----                                     ----------                     -------

                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

   DTI :          NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED    NINA/NO DOC       IO
--------          ----------   ----------   ------------   ----------    -----------     ------
BELOW 20            10.776       20.957        54.621         0.000         0.000        30.669
20 TO 25             7.168       11.698        45.870         0.000         0.000        38.168
25 TO 30             7.254       14.131        47.989         0.000         0.000        35.824
30 TO 35             5.600       18.355        42.818         0.000         0.000        34.711
35 TO 40             3.478       15.453        42.638         0.000         0.000        33.413
40 TO 45             3.156       17.788        42.356         0.000         0.000        36.460
45 TO 50             5.341       16.562        38.390         0.000         0.000        22.638
50 TO 55             9.699       11.369        46.539         0.000         0.000        14.516
55 TO 60            11.904       14.189        28.933         0.000         0.000         0.000
60 PLUS
                    ------       ------        ------         -----         -----        ------
TOTAL                5.111       16.369        42.409         0.000         0.000        30.462
                    ======       ======        ======         =====         =====        ======
DTI MEAN:

                                                                                                 WEIGHTED AVERAGE COLLATERAL
                                                                                    WA LOAN            CHARACTERISTICS

                PURPOSE :                  # LOANS       BALANCE $          %       BALANCE $         WAC      WA AVE FICO
                ---------                  -------    --------------     ------    ----------        -----     -----------
PURCHASE                                     2614     414,052,719.41      53.05    158,398.13        7.146       661.289
REFINANCE  (NO CASH)                                                          -             -
REFINANCE (RATE TERM)                         200      35,408,737.25       4.54    177,043.69        7.064       621.009
CASH OUT REFINANCE BELOW 70% LTV              221      43,472,993.92       5.57    196,710.38        6.715       611.530
CASH OUT REFINANCE WITH LTV 70.1% - 75%       111      29,818,037.32       3.82    268,630.97        6.588       616.096
CASH OUT REFINANCE WITH LTV 75.1% - 80%       480     111,535,877.68      14.29    232,366.41        6.604       635.496
CASH OUT REFINANCE WITH LTV 80.1% - 85%       179      42,669,820.73       5.47    238,378.89        6.898       605.694
CASH OUT REFINANCE WITH LTV 85.1% - 90%       235      55,770,706.37       7.15    237,322.15        6.994       628.814
CASH OUT REFINANCE WITH LTV > 90%             392      47,704,885.86       6.11    121,696.14        8.160       641.376
                                             ----     --------------     ------    ----------        -----       -------
TOTAL                                        4432     780,433,778.54     100.00    176,090.65        7.057       644.699
                                             ====     ==============     ======    ==========        =====       =======

                                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

                PURPOSE :                 WA %LTV    % DTI    NON - PRIM  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC   IO
                ---------                 -------   -------   ----------  ----------  ------------  ----------  -----------  -----
PURCHASE                                   84.132    41.034      5.539      18.106         0.000       0.000       0.000     32.891
REFINANCE  (NO CASH)
REFINANCE (RATE TERM)                      83.102    40.196      3.026      16.752         0.000       0.000       0.000     28.280
CASH OUT REFINANCE BELOW 70% LTV           60.219    38.985     12.485      15.211       100.000       0.000       0.000     14.020
CASH OUT REFINANCE WITH LTV 70.1% - 75%    73.563    40.046      1.774      22.766       100.000       0.000       0.000     25.522
CASH OUT REFINANCE WITH LTV 75.1% - 80%    79.759    40.344      3.051      12.764       100.000       0.000       0.000     34.364
CASH OUT REFINANCE WITH LTV 80.1% - 85%    84.279    40.684      5.310      18.045       100.000       0.000       0.000     26.248
CASH OUT REFINANCE WITH LTV 85.1% - 90%    89.392    39.651      5.765      13.348       100.000       0.000       0.000     30.020
CASH OUT REFINANCE WITH LTV > 90%          96.336    39.905      2.176       8.528       100.000       0.000       0.000     24.229
                                           ------    ------     ------      ------       -------       -----       -----     ------
TOTAL                                      82.855    40.559      5.111      16.369        42.409       0.000       0.000     30.462
                                           ======    ======     ======      ======       =======       =====       =====     ======

                                                                                                WEIGHTED AVERAGE COLLATERAL
                                                                              WA LOAN                CHARACTERISTICS

            OCCUPANCY STATUS :          # LOANS     BALANCE $         %       BALANCE $         WAC     WA AVE FICO  WA %LTV
            ------------------          -------  --------------    ------    ----------        -----    -----------  -------
OWNER OCCUPIED                            4177   740,548,673.59     94.89    177,292.00        7.060      643.334     82.879
INVESTMENT                                 130    20,180,041.77      2.59    155,231.09        7.202      657.349     81.066
2ND / VACATION / OTHER                     125    19,705,063.18      2.52    157,640.51        6.803      683.069     83.781
                                          -----  --------------    ------    ----------        -----      -------     ------
TOTAL                                     4432   780,433,778.54    100.00    176,090.65        7.057      644.699     82.855
                                          =====  ==============    ======    ==========        =====      =======     ======

                                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

            OCCUPANCY STATUS :         % DTI      NON - PRIM    NON SF/PUD   REFI CACHOUT    MI COVERED   NINA/NO DOC     IO
            ------------------         ------     ----------    ----------   ------------    ----------   -----------   ------
OWNER OCCUPIED                         40.613         0.000       15.748        42.549          0.000         0.000     31.367
INVESTMENT                             38.107       100.000       35.792        53.778          0.000         0.000      0.000
2ND / VACATION / OTHER                 41.042       100.000       19.832        25.510          0.000         0.000     27.623
                                       ------       -------       ------        ------          -----         -----     ------
TOTAL                                  40.559         5.111       16.369        42.409          0.000         0.000     30.462
                                       ======       =======       ======        ======          =====         =====     ======

                                                                                                     WEIGHTED AVERAGE COLLATERAL
                                                                                    WA LOAN                CHARACTERISTICS

           DOCUMENTATION TYPE :            # LOANS      BALANCE $         %      BALANCE $          WAC     WA AVE FICO  WA %LTV
           --------------------            -------   --------------    ------    ---------         ----     -----------  -------
FULL DOCUMENTATION                           2283    371,420,107.78     47.59    162,689.49        6.926       633.156    83.407
STREAMLINED DOCUMENTATION                    1154    183,746,875.39     23.54    159,226.06        7.544       673.609    83.917
LITE DOCUMENTATION                            138     28,677,384.64      3.67    207,807.14        6.970       647.544    84.424
LIMITED DOCUMENTATION                         475    105,451,126.86     13.51    222,002.37        6.767       639.362    83.816
STATED DOCUMENTATION WITH LTV < 70%            92     19,016,164.45      2.44    206,697.44        7.007       621.481    59.943
STATED DOCUMENTATION WITH LTV 70.1% - 80%     174     45,185,169.50      5.79    259,684.88        6.790       641.961    77.626
STATED DOCUMENTATION WITH LTV 80.1% - 85%      41      9,932,566.31      1.27    242,257.71        7.080       638.046    84.391
STATED DOCUMENTATION WITH LTV 85.1% - 90%      75     17,004,383.61      2.18    226,725.11        7.365       649.869    89.320
STATED DOCUMENTATION WITH LTV > 90%
NINA
NO DOC
OTHER (NO INCOME VERIFICATION)
                                             ----    --------------    ------    ----------        -----       -------    ------
TOTAL                                        4432    780,433,778.54    100.00    176,090.65        7.057       644.699    82.855
                                             ====    ==============    ======    ==========        =====       =======    ======

                                                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

           DOCUMENTATION TYPE :                % DTI     NON - PRIM   NON SF/PUD   REFI CACHOUT    MI COVERED   NINA/NO DOC    IO
           --------------------                ------    ----------   ----------   ------------    ----------   -----------  ------
FULL DOCUMENTATION                             40.829       4.782       14.880        48.137          0.000        0.000     34.681
STREAMLINED DOCUMENTATION                      42.164       3.370       18.032        16.166          0.000        0.000     18.867
LITE DOCUMENTATION                             39.222       5.252       14.693        27.350          0.000        0.000     45.118
LIMITED DOCUMENTATION                          37.872       8.717       14.782        42.876          0.000        0.000     45.983
STATED DOCUMENTATION WITH LTV < 70%            38.828       7.703       20.218        85.425          0.000        0.000      8.441
STATED DOCUMENTATION WITH LTV 70.1% - 80%      39.331       4.928       21.312        72.174          0.000        0.000     14.818
STATED DOCUMENTATION WITH LTV 80.1% - 85%      39.307       7.518       36.527        87.852          0.000        0.000     17.046
STATED DOCUMENTATION WITH LTV 85.1% - 90%      42.152       4.681       14.381        69.609          0.000        0.000     16.651
STATED DOCUMENTATION WITH LTV > 90%
NINA
NO DOC
OTHER (NO INCOME VERIFICATION)
                                               ------       -----       ------        ------          -----        -----     ------
TOTAL                                          40.559       5.111       16.369        42.409          0.000        0.000     30.462
                                               ======       =====       ======        ======          =====        =====     ======

                                                                                                 WEIGHTED AVERAGE COLLATERAL
                                                                                WA LOAN                   CHARACTERISTICS

         PROPERTY TYPE :             # LOANS       BALANCE $           %       BALANCE $          WAC      WA AVE FICO    WA %LTV
         ---------------             -------    --------------      ------    ----------         -----     -----------    -------
SINGLE FAMILY                          3146     545,439,139.95       69.89    173,375.44         7.052       641.185       82.867
PLANNED UNIT DEVELOPMENT (PUD)          613     107,243,446.79       13.74    174,948.53         7.171       648.117       83.045
2-4 UNIT                                220      57,530,552.17        7.37    261,502.51         7.082       657.577       82.005
TOWNHOUSE
CONDO                                   424      66,720,433.58        8.55    157,359.51         6.883       657.395       83.323
MH                                       29       3,500,206.05        0.45    120,696.76         7.251       633.915       80.064
OTHER
                                       ----     --------------      ------    ----------         -----       -------       ------
TOTAL                                  4432     780,433,778.54      100.00    176,090.65         7.057       644.699       82.855
                                       ====     ==============      ======    ==========         =====       =======       ======

                                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

         PROPERTY TYPE :             % DTI      NON - PRIM   NON SF/PUD   REFI CACHOUT    MI COVERED    NINA/NO DOC       IO
         ---------------            ------      ----------   ----------   ------------    ----------    -----------     ------
SINGLE FAMILY                       40.564         4.053        0.000        45.875          0.000         0.000        30.552
PLANNED UNIT DEVELOPMENT (PUD)      40.875         6.199        0.000        31.611          0.000         0.000        33.247
2-4 UNIT                            40.989        10.402      100.000        42.115          0.000         0.000        11.037
TOWNHOUSE
CONDO                               39.643         7.517      100.000        31.893          0.000         0.000        43.594
MH                                  40.473         3.749      100.000        38.320          0.000         0.000         0.000
OTHER
                                    ------         -----       ------        ------          -----         -----        ------
TOTAL                               40.559         5.111       16.369        42.409          0.000         0.000        30.462
                                    ======         =====       ======        ======          =====         =====        ======

                                                                                                  WEIGHTED AVERAGE COLLATERAL
                                                                      WA LOAN                           CHARACTERISTICS

         UPB :               # LOANS       BALANCE $           %      BALANCE $           WAC         FICO         %LTV       % DTI
         -----               -------    --------------      ------    ----------         -----       -------       ------     ------
BELOW $50,000                   738      23,898,051.98        3.06     32,382.18         9.971       644.700       97.157     39.906
$50,001 TO $75,000              578      36,211,300.64        4.64     62,649.31         9.280       644.334       92.952     39.581
$75,001 TO $100,000             450      39,426,032.19        5.05     87,613.40         8.491       645.173       89.188     40.433
$100,001 TO $125,000            359      40,439,439.72        5.18    112,644.68         7.745       636.892       85.102     40.063
$125,001 TO $150,000            306      42,117,980.79        5.40    137,640.46         7.398       634.854       82.468     39.607
$150,001 TO $200,000            468      82,058,203.59       10.51    175,338.04         7.044       633.272       81.204     39.600
$200,001 TO $250,000            375      84,509,568.15       10.83    225,358.85         6.708       636.618       79.789     40.988
$250,001 TO $300,000            363      99,081,284.43       12.70    272,951.20         6.632       642.597       79.966     40.373
$300,001 TO $350,000            248      80,395,014.21       10.30    324,173.44         6.538       649.072       81.450     41.668
$350,001 TO $400,000            200      75,170,911.35        9.63    375,854.56         6.576       645.064       81.581     41.041
$400,001 TO $450,000            108      45,868,358.96        5.88    424,707.03         6.673       648.522       82.564     41.451
$450,000 TO $500,000             90      42,924,334.83        5.50    476,937.05         6.546       650.711       82.509     42.649
$500,001 TO $600,000             94      51,425,998.80        6.59    547,085.09         6.460       663.246       81.930     39.816
$600,001 TO $700,000             38      24,056,637.31        3.08    633,069.40         6.393       669.320       81.010     39.734
$700 001 PLUS                    17      12,850,661.59        1.65    755,921.27         6.122       659.919       81.115     38.905
                               ----     --------------      ------    ----------         -----       -------       ------     ------
TOTAL                          4432     780,433,778.54      100.00    176,090.65         7.057       644.699       82.855     40.559
                               ====     ==============      ======    ==========         =====       =======       ======     ======
                                MIN          13,566.11         MAX    848,000.00
                                        --------------                ----------

                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

         UPB :               NON - PRIM   NON SF/PUD   REFI CACHOUT    MI COVERED    NINA/NO DOC       IO
         -----               ----------   ----------   ------------    ----------    -----------     ------
BELOW $50,000                   6.528       12.973        24.241          0.000         0.000         0.000
$50,001 TO $75,000              6.913       17.187        24.369          0.000         0.000         1.092
$75,001 TO $100,000             6.794       12.746        28.693          0.000         0.000         3.923
$100,001 TO $125,000            6.237       12.902        38.294          0.000         0.000         7.284
$125,001 TO $150,000            5.823       12.814        41.537          0.000         0.000        14.017
$150,001 TO $200,000            5.934       13.045        52.156          0.000         0.000        12.550
$200,001 TO $250,000            4.747       18.064        44.877          0.000         0.000        29.434
$250,001 TO $300,000            4.695       19.305        47.309          0.000         0.000        36.490
$300,001 TO $350,000            5.285       18.208        42.431          0.000         0.000        39.680
$350,001 TO $400,000            5.513       18.138        41.478          0.000         0.000        39.254
$400,001 TO $450,000            5.718       19.472        41.530          0.000         0.000        46.404
$450,000 TO $500,000            2.130       21.060        45.569          0.000         0.000        56.899
$500,001 TO $600,000            5.262       15.053        35.206          0.000         0.000        50.655
$600,001 TO $700,000            0.000       15.402        58.078          0.000         0.000        55.585
$700 001 PLUS                   0.000        0.000        66.031          0.000         0.000        70.624
                                -----       ------        ------          -----         -----        ------
TOTAL                           5.111       16.369        42.409          0.000         0.000        30.462
                                =====       ======        ======          =====         =====        ======

                                                               WA LOAN           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

       STATE :          # LOANS       BALANCE $         %      BALANCE $         WAC         FICO          %LTV         % DTI
       -------          -------    --------------    ------    ----------       -----       -------       ------        ------
CALIFORNIA                1718     401,113,807.72     51.40    233,477.19       6.846       651.518       82.143        40.711
NEW YORK                   243      56,673,814.22      7.26    233,225.57       7.130       647.498       82.709        41.750
FLORIDA                    254      35,164,403.47      4.51    138,442.53       7.252       638.001       83.665        38.966
VIRGINIA                   194      33,548,058.52      4.30    172,928.14       7.416       642.874       82.786        42.045
TEXAS                      346      32,407,508.90      4.15     93,663.32       7.610       639.728       83.746        39.589
MARYLAND                   188      30,005,178.81      3.84    159,602.01       7.215       636.141       84.188        40.593
NEW JERSEY                 130      27,538,224.03      3.53    211,832.49       7.071       633.581       82.320        40.016
NEVADA                      88      16,136,988.73      2.07    183,374.87       7.119       660.740       84.383        40.439
ILLINOIS                   123      15,703,110.83      2.01    127,667.57       7.290       630.911       82.764        37.786
WASHINGTON                 110      15,472,908.53      1.98    140,662.80       6.997       631.739       82.881        41.154
ARIZONA                    108      13,367,002.89      1.71    123,768.55       7.132       641.056       85.515        41.160
CONNECTICUT                 66      10,105,571.04      1.29    153,114.71       7.063       640.434       83.346        40.183
PENNSYLVANIA                77       8,646,874.69      1.11    112,297.07       7.316       622.440       86.180        39.779
COLORADO                    58       7,764,742.37      0.99    133,874.87       7.242       618.631       85.305        41.862
MASSACHUSETTS               43       6,971,218.64      0.89    162,121.36       7.200       654.264       83.365        39.888
OTHER                      686      69,814,365.15      8.95    101,770.21       7.474       626.158       84.252        39.934
                          ----     --------------    ------    ----------       -----       -------       ------        ------
TOTAL                     4432     780,433,778.54    100.00    176,090.65       7.057       644.699       82.855        40.559
                          ====     ==============    ======    ==========       =====       =======       ======        ======

                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

       STATE :       NON - PRIM   NON SF/PUD   REFI CACHOUT    MI COVERED    NINA/NO DOC       IO
       -------       ----------   ----------   ------------    ----------    -----------     ------
CALIFORNIA              3.765       17.996        41.067          0.000         0.000        43.680
NEW YORK                2.528       31.530        42.107          0.000         0.000        10.473
FLORIDA                11.638       13.244        46.048          0.000         0.000        22.328
VIRGINIA                1.318        5.961        39.909          0.000         0.000        20.041
TEXAS                  11.223        3.536        14.590          0.000         0.000         6.051
MARYLAND                2.658        9.690        50.498          0.000         0.000        27.977
NEW JERSEY              6.430       31.564        52.504          0.000         0.000         9.021
NEVADA                 24.015        7.749        31.319          0.000         0.000        24.912
ILLINOIS                5.172       20.061        56.742          0.000         0.000        12.492
WASHINGTON              1.630        3.561        45.000          0.000         0.000        31.076
ARIZONA                 5.944        3.678        43.277          0.000         0.000        27.793
CONNECTICUT             0.000       31.128        41.707          0.000         0.000        12.694
PENNSYLVANIA            7.397        4.925        59.857          0.000         0.000        17.835
COLORADO                3.853        7.514        59.467          0.000         0.000        43.468
MASSACHUSETTS          15.973       53.516        11.277          0.000         0.000         8.102
OTHER                   6.911        7.110        52.939          0.000         0.000        11.325
                       ------       ------        ------          -----         -----        ------
TOTAL                   5.111       16.369        42.409          0.000         0.000        30.462
                       ======       ======        ======          =====         =====        ======

                                                                                            WEIGHTED AVERAGE COLLATERAL
                                                                        WA LOAN                   CHARACTERISTICS

    CALIFORNIA BREAKDOWN :      # LOANS        BALANCE $        %       BALANCE $     WAC      FICO       %LTV      % DTI
    ----------------------      -------     --------------    ------    ----------   -----    -------    ------     ------
CALIFORNIA-NORTHERN                430      106,067,685.64     26.44    246,669.04   6.857    653.135    82.686     40.244
CALIFORNIA-SOUTHERN               1288      295,046,122.08     73.56    229,073.08   6.842    650.936    81.948     40.879
                                  ----      --------------    ------    ----------   -----    -------    ------     ------
TOTAL                             1718      401,113,807.72    100.00    475,742.12   6.846    651.518    82.143     40.711
                                  ====      ==============    ======    ==========   =====    =======    ======     ======

                                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

    CALIFORNIA BREAKDOWN :       NON - PRIM   NON SF/PUD   REFI CACHOUT    MI COVERED    NINA/NO DOC       IO
    ----------------------       ----------   ----------   ------------    ----------    -----------     ------
CALIFORNIA-NORTHERN                 3.182       10.764        41.674          0.000         0.000        49.281
CALIFORNIA-SOUTHERN                 3.974       20.596        40.848          0.000         0.000        41.666
                                    -----       ------        ------          -----         -----        ------
TOTAL                               3.765       17.996        41.067          0.000         0.000        43.680
                                    =====       ======        ======          =====         =====        ======

                                                                                            WEIGHTED AVERAGE COLLATERAL
                                                                       WA LOAN                     CHARACTERISTICS

   FIXED/FLOATING :        # LOANS         BALANCE $           %      BALANCE $        WAC       WA AVE FICO   WA %LTV   % DTI
----------------------    ------------    ---------------   -------- -------------    --------  ------------  --------  ------
6 MONTH ARM                          2         970,788.08       0.12    485,394.04       7.071    696.620     70.168    47.620
6 MONTH ARM IO
1 YEAR ARM
2/28 ARM                          1764     373,478,492.44      47.86    211,722.50       6.941    630.126     80.873    41.184
2/28 ARM IO                        690     219,845,639.23      28.17    318,616.87       6.229    662.608     81.643    39.563
3/27 ARM                            87      18,079,966.17       2.32    207,815.70       6.798    630.944     77.808    41.865
3/27 ARM IO                          1         348,696.00       0.04    348,696.00       6.650    582.000     80.000    40.000
5/25 ARM                            53      11,353,332.13       1.45    214,213.81       6.617    647.942     80.484    41.938
5/25 ARM IO                         59      17,538,361.64       2.25    297,260.37       6.169    664.464     79.877    36.303
FIXED RATE                        1776     138,818,502.85      17.79     78,163.57       8.863    654.370     91.429    40.660
                                  ----     --------------     ------    ----------       -----    -------     ------    ------
TOTAL                             4432     780,433,778.54     100.00    176,090.65       7.057    644.699     82.855    40.559
                                  ====     ==============     ======    ==========       =====    =======     ======    ======

                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

  FIXED/FLOATING :        NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED    NINA/NO DOC        IO
----------------------    ----------   ----------   ------------   ----------    -----------    ---------
6 MONTH ARM                  40.496        0.000         0.000          0.000         0.000         0.000
6 MONTH ARM IO
1 YEAR ARM
2/28 ARM                      7.061       17.127        46.204          0.000         0.000         0.000
2/28 ARM IO                   2.210       15.252        37.636          0.000         0.000       100.000
3/27 ARM                      6.585       24.467        53.353          0.000         0.000         0.000
3/27 ARM IO                   0.000        0.000         0.000          0.000         0.000       100.000
5/25 ARM                      7.212       19.788        46.471          0.000         0.000         0.000
5/25 ARM IO                   3.336       10.864        50.132          0.000         0.000       100.000
FIXED RATE                    4.082       15.616        37.427          0.000         0.000         0.000
                              -----       ------        ------          -----         -----       -------
TOTAL                         5.111       16.369        42.409          0.000         0.000        30.462
                              =====       ======        ======          =====         =====       =======

                                                                                          WEIGHTED AVERAGE COLLATERAL
                                                                   WA LOAN                      CHARACTERISTICS

   MONTHS TO RATE RESET:    # LOANS     BALANCE $         %        BALANCE $         WAC      WA AVE FICO    WA %LTV     % DTI
------------------------    ------   --------------     ------    ----------        -----     -----------    -------    -------
1 - 12                        1776        138818503         18         78164        8.863       654.370       91.429     40.660
13 - 24                          2           970788          0        485394        7.071       696.620       70.168     47.620
25 - 36                       2454        593324132         76        241778        6.677       642.162       81.158     40.583
37 - 49                         88         18428662          2        209417        6.796       630.018       77.850     41.830
49 >=                          112         28891694          4        257962        6.345       657.972       80.115     38.518
N/A
                              ----   --------------     ------    ----------        -----       -------       ------     ------
TOTAL                         4432   780,433,778.54     100.00    176,090.65        7.057       644.699       82.855     40.559
                              ====   ==============     ======    ==========        =====       =======       ======     ======

                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

 MONTHS TO RATE RESET:          NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED    NINA/NO DOC        IO
------------------------        -----------  -----------  ------------   ------------  ------------       -------
1 - 12                                4.082       15.616        37.427          0.000         0.000         0.000
13 - 24                              40.496        0.000         0.000          0.000         0.000         0.000
25 - 36                               5.264       16.432        43.029          0.000         0.000        37.053
37 - 49                               6.460       24.004        52.344          0.000         0.000         1.892
49 >=                                 4.859       14.371        48.693          0.000         0.000        60.704
N/A
                                     ------       ------        ------          -----         -----        ------
TOTAL                                 5.111       16.369        42.409          0.000         0.000        30.462
                                     ======       ======        ======          =====         =====        ======

                                                                                                     WEIGHTED AVERAGE COLLATERAL
                                                                                    WA LOAN                CHARACTERISTICS

     LIEN :                              # LOANS         BALANCE $        %         BALANCE $       WAC      WA AVE FICO    WA %LTV
---------------------------------      -----------     --------------   --------  ------------    --------   -----------    -------
1ST LIEN                                      2989     694,536,855.98      88.99    232,364.29       6.694       642.631    80.809
SECOND LIENS WITH LTV BELOW 85%                  2         271,718.23       0.03    135,859.12       9.428       687.437    82.321
SECOND LIENS WITH LTV 85.1% - 90%               29       1,881,408.41       0.24     64,876.15      10.516       660.199    89.869
SECOND LIENS WITH LTV 90.1% - 95%               77       4,750,502.72       0.61     61,694.84      10.254       646.956    94.447
SECOND LIENS WITH LTV ABOVE 95%               1335      78,993,293.20      10.12     59,171.01       9.964       662.231    99.981
OTHER                                                                          -             -
                                              ----     --------------     ------    ----------     -------       -------    ------
TOTAL                                         4432     780,433,778.54     100.00    176,090.65       7.057       644.699    82.855
                                              ====     ==============     ======    ==========     =======       =======    ======

                                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

     LIEN :                           % DTI       NON - PRIM   NON SF/PUD   REFI CACHOUT   MI COVERED    NINA/NO DOC        IO
---------------------------------     -------     ----------   ----------   ------------   ----------    -----------       ------
1ST LIEN                               40.501         5.437       16.454        45.281          0.000         0.000        34.229
SECOND LIENS WITH LTV BELOW 85%        41.897         0.000        0.000       100.000          0.000         0.000         0.000
SECOND LIENS WITH LTV 85.1% - 90%      36.864         0.000       31.729        26.448          0.000         0.000         0.000
SECOND LIENS WITH LTV 90.1% - 95%      42.234         2.633       23.975        46.517          0.000         0.000         0.000
SECOND LIENS WITH LTV ABOVE 95%        41.051         2.532       14.860        17.093          0.000         0.000         0.000
OTHER
                                       ------         -----       ------        ------          -----         -----        ------
TOTAL                                  40.559         5.111       16.369        42.409          0.000         0.000        30.462
                                       ======         =====       ======        ======          =====         =====        ======

                                                                WA LOAN        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

  PREPAYMENT :       # LOANS         BALANCE $       %         BALANCE $     WAC        WA AVE FICO    WA %LTV     % DTI
-----------------    ----------     --------------   -------   -----------   ---------  -----------    ---------   ---------
NONE                       1381     213,142,678.58     27.31    154,339.38       7.453       644.352      83.912      40.577
1 YEAR                      174      37,973,708.52      4.87    218,239.70       6.967       650.814      81.593      39.632
2 YEAR                     2525     479,258,701.79     61.41    189,805.43       6.873       644.332      82.711      40.735
3 YEAR                      352      50,058,689.65      6.41    142,212.19       7.204       645.055      80.683      39.499
                           ----     --------------    ------    ----------       -----       -------      ------      ------
TOTAL                      4432     780,433,778.54    100.00    176,090.65       7.057       644.699      82.855      40.559
                           ====     ==============    ======    ==========       =====       =======      ======      ======

                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

   PREPAYMENT :        NON - PRIM   NON SF/PUD   REFI CACHOUT    MI COVERED    NINA/NO DOC       IO
------------------     ----------   ----------   ------------    ----------    -----------     ------
NONE                      5.575       20.241        44.143          0.000         0.000        18.748
1 YEAR                   11.892       20.950        47.554          0.000         0.000        35.951
2 YEAR                    4.181       14.503        40.175          0.000         0.000        36.487
3 YEAR                    6.891       14.278        52.507          0.000         0.000        18.483
                         ------       ------        ------          -----         -----        ------
TOTAL                     5.111       16.369        42.409          0.000         0.000        30.462
                         ======       ======        ======          =====         =====        ======

                                                                WA LOAN            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

  INDEX :           # LOANS           BALANCE $        %         BALANCE $     WAC    WA AVE FICO   WA %LTV   % DTI     NON - PRIM
---------------     -----------     --------------   --------  ------------  -------  -----------   -------   -------   ----------
LIBOR - 6 MONTH            2656     641,615,275.69      82.21    241,572.02    6.666     642.607     80.999    40.537      5.333
FIXED RATE                 1776     138,818,502.85      17.79     78,163.57    8.863     654.370     91.429    40.660      4.082
                           ----     --------------     ------    ----------    -----     -------     ------    ------      -----
TOTAL                      4432     780,433,778.54     100.00    176,090.65    7.057     644.699     82.855    40.559      5.111
                           ====     ==============     ======    ==========    =====     =======     ======    ======      =====

                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

  INDEX :              NON SF/PUD   REFI CACHOUT   MI COVERED    NINA/NO DOC         IO
----------------       ----------   ------------   ----------    -----------       ------
LIBOR - 6 MONTH           16.532        43.487        0.000         0.000          37.052
FIXED RATE                15.616        37.427        0.000         0.000           0.000
                          ------        ------        -----         -----          ------
TOTAL                     16.369        42.409        0.000         0.000          30.462
                          ======        ======        =====         =====          ======

                                                                      WA LOAN         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

MORTGAGE INSURANCE :        # LOANS     BALANCE $           %         BALANCE $        WAC     WA AVE FICO    WA %LTV      % DTI
----------------------      -------     --------------    ------     ----------      ------    -----------    -------      ------
80 PLUS LTV WITH MI                                            0              0
80 PLUS LTV WITHOUT MI         2284     279,314,544.19     35.79     122,291.83       7.978      636.839       92.640      40.783
BELOW 80  LTV WITH MI                                          -              -
NOT COVERED BY MI              2148     501,119,234.35     64.21     233,295.73       6.544      649.081       77.400      40.433
OTHER                                                          -              -
                               ----     --------------    ------     ----------       -----      -------       ------      ------
TOTAL                          4432     780,433,778.54    100.00     176,090.65       7.057      644.699       82.855      40.559
                               ====     ==============    ======     ==========       =====      =======       ======      ======

                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

MORTGAGE INSURANCE :        NON - PRIM     NON SF/PUD     REFI CACHOUT   MI COVERED    NINA/NO DOC        IO
-----------------------     ----------     ----------     ------------   ----------    -----------      ------
80 PLUS LTV WITH MI
80 PLUS LTV WITHOUT MI         6.438         15.667           52.323        0.000        0.000          19.366
BELOW 80  LTV WITH MI
NOT COVERED BY MI              4.371         16.761           36.883        0.000        0.000          36.646
OTHER
                               -----         ------           ------        -----        -----          ------
TOTAL                          5.111         16.369           42.409        0.000        0.000          30.462
                               =====         ======           ======        =====        =====          ======